UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4101 NW 25th Street, Miami, Florida	33142
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On April 22, 2024 (the “Termination Date”), Shiftpixy Inc. (the “Company”) terminated Marcum LLP (the “Former Auditor”) as the independent registered public accounting firm of the Company.

Other than an explanatory paragraph included in the Former Auditor’s audit report for the Registrant’s fiscal years ended August 31, 2023 and 2022 relating to the uncertainty of the Company’s ability to continue as a going concern, and an emphasis of matter paragraph related to the risks and uncertainties of the Company’s delinquent payroll liabilities and associated penalties and interest, the audit reports of the Former Auditor on the Company’s financial statements for the fiscal years ended August 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended August 31, 2023 and 2022 and through the date of this Current Report on Form 8-K, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended August 31, 2023, and 2022 and through the date of this Current Report on Form 8-K, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that our Former Auditor furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this amendment to Form 8-K as Exhibit 16.1.

(b) New independent registered public accounting firm

On April 22, 2024 (the “Engagement Date”), the audit committee approved the engagement of Rose, Snyder & Jacobs, LLP (“New Auditor” or “RSJ”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended August 31, 2024, subject to RSJ’s completion of its client acceptance process. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit

Exhibit Number	Description
16.1	Letter from Marcum LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: April 24, 2024	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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